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                                                                 EXHIBIT 10.28

                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

     WHEREAS, Alderwoods Group Services Inc. (the "Company"), a wholly owned subsidiary of Alderwoods Group, Inc. ("AGI"), and Kenneth A. Sloan ("Sloan") are parties to an Employment Agreement, dated as of January 2, 2002 (the "Employment Agreement"), pursuant to which Sloan agreed to serve the Company and AGI as Senior Vice President, Chief Financial Officer;

     WHEREAS, the Company and Sloan desire to amend the terms of the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual representations and warranties, covenants, undertakings and agreements set forth herein and in the Employment Agreement, the Company and Sloan hereby enter into this Amendment No. 1 to the Employment Agreement, effective as of December ___, 2002. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Employment Agreement.

                                       I.

     Section 11(a) of the Employment Agreement is hereby amended in its entirety to read as follows:

     a) In consideration for the Executive's continued performance of his duties as Senior Vice President, Chief Financial Officer, the Executive will receive a base salary of $285,000 U.S. per annum. The amount of such salary shall be subject to review and improvement on a periodic basis in accordance with Company practice, but in no event shall such amount be reduced. The Executive's base salary is payable in accordance with the Company's customary payroll practices and is subject to deductions required by applicable law.

                                       II.

     Section 15(b) is amended in its entirety to read as follows:

     b) VEHICLE ALLOWANCE. The Executive will be entitled to a vehicle allowance of $600.00 per month plus operating expenses with no allowance for auto insurance coverage.
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                                      III.

     Section 16(b)(i) of the Employment Agreement is hereby amended in its entirety to read as follows:

     i)   24 months' base salary;



     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                         -------------------------------------
                                         Kenneth A. Sloan


                                         ALDERWOODS GROUP SERVICES INC.


                                         By:
                                             ---------------------------------
                                         Name:
                                         Title:


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